                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                 JANUARY, 1996
                           PAYMENT FEBRUARY 15, 1996
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                          CUSIP#             393534AC6
                                          Trust Account #    33-34309-0
                                          Distribution Date: February 15, 1996

SECURITIZED NET INTEREST MARGIN                                 PER $1,000
CERTIFICATES                                                     ORIGINAL

1.  Amount Available                         7,485,260.79

Interest

2.  Aggregate Interest                       1,618,365.33       5.25443289

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                         1,618,365.33

Principal

6.  Current month's principal
    distribution                             5,866,895.46      19.04836188

7.  Remaining outstanding principal
    balance                                262,000,470.03      850.6508767
    Pool Factor                                 .85065088

8.  Present value of the projected
    remaining aggregate cashflows of
    the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date            364,018,832.03

9.  Aggregate amount on deposit
    in reserve fund                          7,500,000.00

10. Subordinated Certificateholder payment
    (interest earnings on Reserve Fund,
    pursuant to Section 5.8)                    39,012.09

11. Aggregate principal balance of
    loans refinanced by Green Tree
    Financial                                  521,562.30

11. Weighted average CPR                            6.59%

12. Weighted average CDR                            1.01%

13. Annualized net loss percentage                  0.35%

14. Delinquency      30-59 day                      1.32%
                     60-89 day                      0.50%
                     90+ day                        0.78%
                     Total 30+                      2.60%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                 JANUARY, 1996
                           PAYMENT FEBRUARY 15, 1996

                                        Fee Assets
                        ------------------------------------------

                         Guarantee        Inside       Fee Asset
                           Fees            Refi           Total
                        ------------     ---------    ------------

GTFC 1994-5               644,087.65      4,217.78      648,305.43
GTFC 1994-6               716,927.93     11,712.27      728,640.20
GTFC 1994-7               494,290.02      3,741.78      498,031.80
GTFC 1994-8               730,063.38     15,867.62      745,931.00
GTFC 1995-1               644,020.40      2,750.33      646,770.73
GTFC 1995-2                      .00           .00             .00
GTFC 1995-3             1,203,149.82           .00    1,203,149.82
GTFC 1995-4               772,342.20           .00      772,342.20
GTFC 1995-5                      .00           .00             .00
                        ------------     ---------    ------------

                        5,204,881.40     38,289.78    5,243,171.18


Total amount of Guarantee Fees and Inside
  Refinance Payments                                  5,243,171.18

Payment on Finance 1 Note                             5,243,171.18

Allocable to Interest (current)                       1,196,832.81

Allocable to accrued but unpaid Interest                       .00

Accrued and unpaid Trustee Fees                                .00

Allocable to Principal                                4,046,338.37

Finance 1 Note Principal Balance                    194,050,126.63

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  JANUARY 1996
                           PAYMENT FEBRUARY 15, 1996


                                      Inside
                         Residual      Refi       Total
                       ------------   ------   ------------

GTFC 1994-5                     .00     .00             .00
GTFC 1994-6                     .00     .00             .00
GTFC 1994-7                     .00     .00             .00
GTFC 1994-8                     .00     .00             .00
GTFC 1995-1                     .00     .00             .00
GTFC 1995-2              774,545.04     .00      774,545.04
GTFC 1995-3              210,507.11     .00      210,507.11
GTFC 1995-4              134,593.35     .00      134,593.35
GTFC 1995-5            1,122,444.11     .00    1,122,444.11
                       ------------     ---    ------------

                       2,242,089.61     .00    2,242,089.61

Total Residual and Inside Refinance Payments   2,242,089.61